                                                                  Exhibit 21




                                SUBSIDIARIES OF
                                 THE GUARANTOR



Name                                   Jurisdiction                  Owner                     Interest (%)
Advanced Infusion Systems, Inc.        California           Medisave Pharmacies, Inc.                100%

American X-Rays, Inc.                  Louisiana            Medisave Pharmacies, Inc.                100%

Atria Communities, Inc.                Delaware             Vencor Holdings, L.L.C.                   43%

Behavioral Healthcare Corporation                           Transitional Hospitals                    44%
                                                            Corporation (NV)

C.P.C. of Louisiana, Inc.              Louisiana            Transitional Hospitals                   100%
                                                            Corporation (NV)

Colorado MEDtech, Inc.                 Colorado             Vencor Operating, Inc.                    39%

Community Behavioral Health System,    Louisiana            CPC Managed Care Health                  100%
Inc.                                                        Services, Inc.

Caribbean Behavioral Health Systems,   Nevada               Interamericana Health Care Group         100%
Inc.

Community Psychiatric Centers of       Arkansas             Transitional Hospitals                   100%
Arkansas, Inc.                                              Corporation (NV)

Community Psychiatric Centers of       California           Transitional Hospitals                   100%
California                                                  Corporation (NV)

Community Psychiatric Centers of       Florida              Transitional Hospitals                   100%
Florida, Inc.                                               Corporation (NV)

Community Psychiatric Centers of       Idaho                Transitional Hospitals                   100%
Idaho, Inc.                                                 Corporation (NV)

Community Psychiatric Centers of       Indiana              Transitional Hospitals                   100%
Indiana, Inc.                                               Corporation (NV)

Community Psychiatric Centers of       Kansas               Transitional Hospitals                   100%
Kansas, Inc.                                                Corporation (NV)

Community Psychiatric Centers of       Mississippi          Transitional Hospitals                   100%
Mississippi, Inc.                                           Corporation (NV)

Community Psychiatric Centers of       Missouri             Transitional Hospitals                   100%
Missouri, Inc.                                              Corporation (NV)

Community Psychiatric Centers of       North Carolina       Transitional Hospitals                   100%
North Carolina, Inc.                                        Corporation (NV)

Community Psychiatric Centers of       Oklahoma             Transitional Hospitals                   100%
Oklahoma, Inc.                                              Corporation (NV)

Community Psychiatric Centers of       Utah                 Transitional Hospitals                   100%
Utah, Inc.                                                  Corporation (NV)

Community Psychiatric Centers          California           Community Psychiatric Centers            100%
Properties Incorporated                                     of California



Name                                   Jurisdiction                  Owner                     Interest (%)
Community Psychiatric Centers          Oklahoma             Transitional Hospitals                   100%
Properties of Oklahoma, Inc.                                Corporation (NV)

Community Psychiatric Centers          Texas                Transitional Hospitals                   100%
Properties of Texas, Inc.                                   Corporation (NV)

Community Psychiatric Centers          Utah                 Transitional Hospitals                   100%
Properties of Utah, Inc.                                    Corporation (NV)

Cornerstone Insurance Company          Cayman Islands       Vencor Operating, Inc.                   100%

Courtland Gardens Health Center, Inc.  Connecticut          PersonaCare of Connecticut, Inc.         100%

CPC Investment Corp.                   California           Community Psychiatric Centers            100%
                                                            Properties Incorporated

CPC of Georgia, Inc.                   Georgia              Transitional Hospitals                   100%
                                                            Corporation (NV)

CPC Managed Care Health Services,      Delaware             Transitional Hospitals                   100%
Inc.                                                        Corporation (NV)

CPC Properties of Arkansas, Inc.       Arkansas             Transitional Hospitals                   100%
                                                            Corporation (NV)

CPC Properties of Illinois, Inc.       Illinois             Community Psychiatric Centers            100%
                                                            Properties Incorporated

CPC Properties of Indiana, Inc.        Indiana              Transitional Hospitals                   100%
                                                            Corporation (NV)

CPC Properties of Kansas, Inc.         Kansas               Transitional Hospitals                   100%
                                                            Corporation (NV)

CPC Properties of Louisiana, Inc.      Louisiana            Transitional Hospitals                   100%
                                                            Corporation (NV)

CPC Properties of Mississippi, Inc.    Mississippi          Transitional Hospitals                   100%
                                                            Corporation (NV)

CPC Properties of Missouri, Inc.       Missouri             Community Psychiatric Centers            100%
                                                            Properties Incorporated

CPC Properties of North Carolina,      North Carolina       Transitional Hospitals                   100%
Inc.                                                        Corporation (NV)

First Rehab, Inc.                      Delaware             Medisave Pharmacies, Inc.                100%

Florida Hospital Properties            Florida              Transitional Hospitals                   100%
                                                            Corporation (NV)

Gorgas International Medical Center,   Delaware             InteHgro Holdings, Ltd.                  100%
LLC



Name                                   Jurisdiction                  Owner                     Interest (%)
Health Care Holdings, Inc.             Delaware             TheraTx, Incorporated                    100%

Health Care Technology, Inc.           Delaware             Health Care Holdings, Inc.               100%

Helian ASC of Northridge, Inc.         California           Helian Health Group, Inc.                100%

Helian Health Group, Inc.              Delaware             TheraTx, Incorporated                    100%

Helian Recovery Corporation            California           Helian Health Group, Inc.                100%

Homestead Health Center, Inc.          Connecticut          PersonaCare of Connecticut, Inc.         100%

Horizon Healthcare Services, Inc.      Georgia              TheraTx, Incorporated                    100%

InteHgro Holdings, Ltd.                Cayman Islands       Interamericana Health Care Group         100%

Interamericana Health Care Group       Nevada               Transitional Hospitals                   100%
                                                            Corporation (NV)

JB Thomas Hospital, Inc.               Massachusetts        Transitional Hospitals                   100%
                                                            Corporation (DE)

Lafayette Health Care Center, Inc.     Georgia              PersonaCare, Inc.                        100%

Lectus, Inc.                           California           Vencor Operating, Inc.                    10%

Ledgewood Health Care Corporation      Massachusetts        Vencor Operating, Inc.                    50%

MedEquities, Inc.                      California           Helian ASC of Northridge, Inc.           100%

Medisave of Tennessee, Inc.            Delaware             Medisave Pharmacies, Inc.                100%

Medisave Pharmacies, Inc.              Delaware             Vencor Operating, Inc.                   100%

New Vencor Hospitals East, L.L.C.      Delaware             Vencor Operating, Inc.                   100%

NPPA of America, Inc.                  Delaware             Vencor Operating, Inc.                    51%

Old Orchard Hospital, Inc.             Illinois             Transitional Hospitals                   100%
                                                            Corporation (NV)

Palo Alto Surgecenter Corporation      California           Helian Health Group, Inc.                100%

Peachtree-Parkwood Hospital, Inc.      Georgia              CPC of Georgia, Inc.                     100%

PersonaCare, Inc.                      Delaware             TheraTx, Incorporated                    100%

PersonaCare of Bradenlon, Inc.         Delaware             PersonaCare, Inc.                        100%

PersonaCare of Clearwater, Inc.        Delaware             PersonaCare, Inc.                        100%


Name                                   Jurisdiction                  Owner                     Interest (%)
PersonaCare of Connecticut, Inc.       Connecticut          PersonaCare, Inc.                        100%

PersonaCare of Georgia, Inc.           Delaware             PersonaCare, Inc.                        100%

PersonaCare of Huntsville, Inc.        Delaware             PersonaCare, Inc.                        100%

PersonaCare of Ohio, Inc.              Delaware             PersonaCare, Inc.                        100%

PersonaCare of Owensboro, Inc.         Delaware             PersonaCare, Inc.                        100%

PersonaCare of Pennsylvania, Inc.      Delaware             PersonaCare, Inc.                        100%

PersonaCare of Pompano East, Inc.      Delaware             PersonaCare, Inc.                        100%

PersonaCare of Pompano West, Inc.      Delaware             PersonaCare, Inc.                        100%

PersonaCare of Reading, Inc.           Delaware             PersonaCare, Inc.                        100%

PersonaCare of San Antonio, Inc.       Delaware             PersonaCare, Inc.                        100%

PersonaCare of San Pedro, Inc.         Delaware             PersonaCare, Inc.                        100%

PersonaCare of Shreveport, Inc.        Delaware             PersonaCare, Inc.                        100%

PersonaCare of St. Petersburg, Inc.    Delaware             PersonaCare, Inc.                        100%

PersonaCare of Warner Robbins, Inc.    Delaware             PersonaCare, Inc.                        100%

PersonaCare of Wisconsin, Inc.         Delaware             PersonaCare, Inc.                        100%

PersonaCare Living Center of           Delaware             PersonaCare, Inc.                        100%
Clearwater, Inc.

PersonaCare Properties, Inc.           Georgia              PersonaCare, Inc.                        100%

ProData Systems, Inc.                  Alabama              Vencor Home Care & Hospice               100%
                                                            Indiana Partnership

Recovery Inns of America, Inc.         California           Helian Recovery Corporation              100%

Respiratory Care Services, Inc.        Delaware             TheraTx, Incorporated                    100%

Stamford Health Facilities, Inc.       Connecticut          PersonaCare of Connecticut, Inc.         100%

THC - San Diego, Inc.                  California           Transitional Hospitals                   100%
                                                            Corporation (DE)


Name                                   Jurisdiction                  Owner                     Interest (%)
THC - Orange County, Inc.              California           Transitional Hospitals                   100%
                                                            Corporation (DE)

THC - Hollywood, Inc.                  Florida              Transitional Hospitals                   100%
                                                            Corporation (DE)

THC - North Shore, Inc.                Illinois             THC - Chicago, Inc.                      100%

THC - Chicago, Inc.                    Illinois             Transitional Hospitals                   100%
                                                            Corporation (DE)

THC - Minneapolis, Inc.                Minnesota            Transitional Hospitals                   100%
                                                            Corporation (DE)

THC - Houston, Inc.                    Texas                Transitional Hospitals                   100%
                                                            Corporation (DE)

THC - Seattle, Inc.                    Washington           Transitional Hospitals                   100%
                                                            Corporation (DE)

TheraTx, Incorporated                  Delaware             Vencor Operating, Inc.                   100%

TheraTx Management Services, Inc.      California           TheraTx, Incorporated                    100%

TheraTx Medical Supplies, Inc.         Delaware             TheraTx, Incorporated                    100%

TheraTx Health Services, Inc.          Delaware             TheraTx, Incorporated                    100%

TheraTx Healthcare Management, Inc.    Delaware             TheraTx, Incorporated                    100%

TheraTx Rehabilitation Services, Inc.  Delaware             TheraTx Health Services, Inc.            100%

TheraTx Staffing, Inc.                 Illinois             TheraTx, Incorporated                    100%

Transitional Hospitals Corporation     Nevada               Vencor Operating, Inc.                   100%

Transitional Hospitals Corporation     Delaware             Transitional Hospitals                   100%
                                                            Corporation (NV)

Transitional Hospitals Corporation     Indiana              Transitional Hospitals                   100%
of Indiana, Inc.                                            Corporation (DE)

Transitional Hospitals Corporation     Louisiana            Transitional Hospitals                   100%
of Louisiana, Inc.                                          Corporation (DE)

Transitional Hospitals Corporation     Michigan             Transitional Hospitals                   100%
of Michigan, Inc.                                           Corporation (NV)

Transitional Hospitals Corporation     Nevada               Transitional Hospitals                   100%
of Nevada, Inc.                                             Corporation (DE)

Transitional Hospitals Corporation     New Mexico           Transitional Hospitals                   100%
of New Mexico, Inc.                                         Corporation (DE)



Name                                   Jurisdiction                  Owner                     Interest (%)

Transitional Hospitals Corporation     Florida              Transitional Hospitals                   100%
of Tampa, Inc.                                              Corporation (DE)

Transitional Hospitals Corporation     Texas                Transitional Hospitals                   100%
of Texas, Inc.                                              Corporation (DE)

Transitional Hospitals Corporation     Wisconsin            Transitional Hospitals                   100%
of Wisconsin, Inc.                                          Corporation (DE)

Tucker Nursing Center, Inc.            Georgia              PersonaCare, Inc.                        100%

Tunstall Enterprises, Inc.             Georgia              Horizon Healthcare Services,             100%
                                                            Inc.

VC-OIA, Inc.                           Arizona              Helian Health Group, Inc.                100%

VC-TOHC, Inc.                          Arizona              Helian Health Group, Inc.                100%

VC-WM, Inc.                            Florida              TheraTx, Incorporated                    100%

Vencare, Inc.                          Delaware             Vencor Operating, Inc.                   100%

Vencor Facility Services, Inc.         Delaware             Vencor Operating, Inc.                   100%

Vencor Home Care Services, Inc.        Delaware             Vencor Operating, Inc.                   100%

Vencor Insurance Company               Indiana              Vencor Insurance Holdings, Inc.          100%

Vencor Insurance Holdings, Inc.        Delaware             Vencor Operating, Inc.                   100%

Vencor Investment Company              Delaware             Vencor Operating, Inc.                   100%

Vencor Holdings, L.L.C.                Delaware             Vencor Operating, Inc.                   100%

Vencor Hospice, Inc.                   Kentucky             Vencare, Inc.                            100%

Vencor Hospitals West, L.L.C.          Delaware             Vencor Operating, Inc.                   100%

Vencor Nevada, L.L.C.                  Delaware             Vencor Operating, Inc.                   100%

Vencor Nursing Centers East, L.L.C.    Delaware             Vencor Operating, Inc.                   100%

Vencor Nursing Centers West, L.L.C.    Delaware             Vencor Operating, Inc.                   100%

Vencor Operating, Inc.                 Delaware             Vencor Healthcare, Inc.                  100%

Vencor Nevada, L.L.C.                  Delaware             Vencor Operating, Inc.                   100%

Vencor Provider Network, Inc.          Delaware             Vencor Insurance Holdings, Inc.          100%

Vencor Pediatric Care, Inc.            Delaware             Vencor Operating, Inc.                   100%

Ventech Systems, Inc.                  Delaware             Vencor Operating, Inc.                   100%

                           PARTNERSHIPS INTEREST OF
                        THE GUARANTOR AND SUBSIDIARIES



        Name                   Jurisdiction                  Owner                            Interest (%)
California Respiratory Care    California        Advanced Infusion Systems, Inc.                      51%
Partnership

CPS Sacramento                 California        Advanced Infusion Systems, Inc.                      60%

Foothill Nursing Company       California        Vencor Operating, Inc.                               50%
Partnership

Fox Hill Village Partnership   Massachusetts     Vencor Operating, Inc.                               50%

Hillhaven-MSC Partnership      California        Vencor Operating, Inc.                               50%

Medilife Pharmacy Network      Tennessee         Medisave of Tennessee, Inc.                          50%
Partnership

Northridge Surgery Center      California        MedEquities, Inc.                                    43%
Development, Ltd.

Northridge Surgery Center,     California        Helian ASC of Northbridge, Inc.                      13%
Ltd.                                             Helian Health Group, Inc.                            13.5%
                                                 Helian ASC of Northridge, Inc.                        6%

Pharmaceutical Infusion        California        Advanced Infusion Systems, Inc.                      50.99%
Therapy

Recovery Inn of Menlo Park,    California        Recovery Inns of America, Inc.                       12%
L.P.

Stamford Health Associates,    Connecticut       Stamford Health Facilities, Inc.                      1%
L.P.                                             PersonaCare, Inc.                                    99%

Starr Farm Partnership         Vermont           Vencor Operating, Inc.                               50%

Vencor Hospitals Limited       Delaware          Vencor Operating, Inc.                               99%
Partnership                                      Vencor Nursing Centers Limited Partnership            1%

Vencor Nursing Centers         Delaware          Vencor Operating, Inc.                               99%
Limited Partnership                              Vencor Hospitals Limited Partnership                  1%

Visiting Nurse Advanced        California        Advanced Infusion Systems, Inc.                      51.01%
Infusion Systems - Colton

Visiting Nurse Advanced        California        Advanced Infusion Systems, Inc.                      50.01%
Infusion Systems - Anaheim



         Name                  Jurisdiction                  Owner                            Interest (%)
Visiting Nurse Advanced        California        Advanced Infusion Systems, Inc.                      51.01%
Infusion Systems - Newbury
Park
VNA/CPS Pharmaceutical         California        Advanced Infusion Systems, Inc.                      46.29%
Services
